SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        October 16  , 2003
                                                --------------------------------


                         WORLDPORT COMMUNICATIONS, INC.
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               (Exact name of registrant as specified in charter)


Delaware                          000-25015                    84-1127336
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(State or other jurisdiction     (Commission                 (IRS Employer
      of incorporation)          file number)             Identification No.)


2626 Warrenville Road, Suite 400, Downers Grove, Illinois           60515
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(Address of principal executive offices)                         (zip code)




Registrant's telephone number, including area code   (312) 456-2536
                                                  ------------------------------




                975 Weiland Road, Buffalo Grove, Illinois 60089
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          (Former name or former address, if changed since last report)





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Item 5.           Other Events.
                  ------------

                  On October 16, 2003, WorldPort Communications, Inc. (the "Registrant") issued a press release announcing its settlement of claims related to its guarantee of a lease for a facility of its Irish subsidiary. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

(c)      Exhibits.
         --------

99.1     Press Release of WorldPort Communications, Inc. dated as of October 16,
         2003.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               WORLDPORT COMMUNICATIONS, INC.
Date:  October 16, 2003


                                               By:   /s/ Jonathan Y. Hicks
                                                     ---------------------------
                                               Name: Jonathan Y. Hicks
                                               Title:  Chief Financial Officer